TAXES ON EARNINGS	12 Months Ended
Sep. 27, 2019
Income Tax Disclosure [Abstract]
TAXES ON EARNINGS	TAXES ON EARNINGS
Income tax expense is based on reported income or loss before income taxes. Deferred income taxes reflect the effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that is more likely than not to be realized.
Taxes on earnings were as follows:

	Fiscal Years
(In millions)	2019	2018	2017
Current provision:
Federal	$9.2	$(2.1)	$24.8
State and local	1.3	(0.3)	1.6
Foreign	6.8	7.5	5.3
Total current	17.3	5.1	31.7
Deferred provision (benefit):
Federal	(10.0)	(7.0)	(7.0)
State and local	(1.6)	0.7	(1.0)
Foreign	—	(1.4)	(0.9)
Total deferred	(11.6)	(7.7)	(8.9)
Taxes on earnings	$5.7	$(2.6)	$22.8

Earnings before taxes are generated from the following geographic areas:

	Fiscal Years
(In millions)	2019	2018	2017
United States	$5.9	$3.7	$55.5
Foreign	15.6	22.0	19.3
Earnings before taxes	$21.5	$25.7	$74.8

The effective tax rate differs from the U.S. federal statutory tax rate as a result of the following:

	Fiscal Years
	2019	2018	2017
Federal statutory income tax rate	21.0%	24.5%	35.0%
State and local taxes, net of federal tax benefit	(0.9)%	1.1%	1.3%
Revaluation of deferred tax liabilities for US statutory change	—%	(41.8)%	—%
Mandatory repatriation tax on foreign earnings	1.9%	13.0%	—%
Domestic production activities deduction	—%	(0.8)%	(2.4)%
Research and development credit	(10.2)%	(11.1)%	(2.6)%
Prior year deferred tax adjustments	4.7%	1.9%	(4.0)%
Foreign Rate Difference	6%	0.8%	—%
Change in valuation allowance	11.2%	(1.9)%	3.8%
US Tax Reform - International Provisions	(4.7)%	—%	—%
Other	(2.5)%	4.2%	(0.6)%
Effective tax rate	26.5%	(10.1)%	30.5%

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (U.S. Tax Reform) was enacted in the U.S. which significantly revised the U.S. corporate income tax structure. Among the revisions impacting our effective tax rate are a lower U.S. corporate statutory rate going from 35% to 21% effective January 1, 2018 and changes to the way foreign earnings are taxed. As a September fiscal year filer, the lower corporate income tax rate is phased in from a U.S. statutory federal rate of 24.5% in fiscal year ending September 28, 2018 to a rate of 21% for the fiscal year ending September 27, 2019.
During fiscal year 2019, the Company’s effective tax rate varied from the U.S. federal statutory rate of 21% primarily because of the favorable impact of changes to the U.S. corporate tax structure resulting from U.S. Tax Reform, and U.S. research and development tax credits. These favorable U.S. tax items are offset by losses in certain foreign jurisdictions for which no benefit is recognized and earnings in other foreign jurisdictions that are taxed at higher rates.
During fiscal year 2018, the Company’s effective tax rate varied from the U.S. federal statutory rate primarily because the favorable impact of changes to the U.S. corporate tax structure resulting from U.S. Tax Reform. During fiscal years 2018 and 2017, the effective tax rate also differs from the U.S. federal statutory rate due to increases resulting from U.S. state income tax expense, losses in certain foreign jurisdictions for which no benefit is recognized, earnings in other foreign jurisdictions that are taxed at higher rates, and limitations on the deductibility of officers' compensation. These are offset by decreases due to U.S. research and development credits, tax windfalls for share-based compensation, and the release of a valuation allowance against loss carryforwards in certain foreign jurisdictions.
The SEC issued guidance under Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”) that allows for reasonable estimated amounts to be recorded and a measurement period of up to one year from the date of enactment to revise these provisional amounts as new information is obtained and additional guidance is issued. During the three months ended December 28, 2018, the Company completed its analysis of U.S. Tax Reform, and the accounting for the income tax effects has been finalized for the measurement period under SAB 118, with no significant adjustments from the provisional amounts. During fiscal year 2019, additional U.S. Tax Reform provisions, including GILTI (global intangible low-taxed income), BEAT (base-erosion anti-abuse tax), FDII (foreign-derived intangible income), limitations on interest expense deductions (if certain conditions apply), and other components became effective for the Company and, if applicable, have been included in the calculation of the fiscal year 2019 tax provision. The determination of the tax effects of U.S. Tax Reform may change following future legislation or further interpretation of U.S. Tax Reform from U.S. Federal and state tax authorities.
The guidance for accounting for U.S. Tax Reform requires taxpayers to make an election regarding the accounting for GILTI. This policy election is to either: (1) treat GILTI as a period cost if and when incurred, or (2) recognize deferred taxes for basis differences that are expected to reverse as GILTI in future years. During the first quarter of fiscal year 2019, the Company has made the accounting policy election to account for GILTI under the period cost method.
Significant components of deferred tax assets and liabilities are as follows:

(In millions)	September 27, 2019	September 28, 2018
Deferred Tax Assets:
Inventory adjustments	$5.6	$4.2
Share-based compensation	3.1	0.8
Product warranty	1.6	1.4
Deferred compensation	1.1	0.9
Net operating loss carryforwards	24.3	3.3
Accrued vacation	1.0	1.3
Credit carryforwards	1.9	1.8
Other	7.5	4.7
	46.1	18.4
Valuation allowance	(18.8)	(4.0)
Total deferred tax assets	27.3	14.4
Deferred Tax Liabilities:
Acquired intangibles	(19.3)	(15.2)
Property, plant and equipment	(10.6)	(14.3)
Investments in privately held companies	(3.3)	(4.1)
Other	(2.3)	(4.0)
Total deferred tax liabilities	(35.5)	(37.6)
Net deferred tax liabilities	$(8.2)	$(23.2)
Reported As:
Deferred tax assets	$27.3	$14.4
Deferred tax liabilities	(35.5)	(37.6)
Net deferred tax liabilities	$(8.2)	$(23.2)

As a result of the changes to the U.S. taxation of foreign earnings included in U.S. Tax Reform, the Company reevaluated its previous indefinite reinvestment assertion with respect to these earnings during fiscal year 2018, which resulted in the Company revoking its assertion for current and future earnings for all countries, while maintaining the assertion that historic earnings are indefinitely reinvested outside the U.S. The Company has modified this prior assertion for the year ended September 27, 2019 with respect to the acquisition of Direct Conversion. The modification was to assert that all earnings for Direct Conversion, located primarily in Sweden and Finland, are indefinitely reinvested in those countries. Due to the level of earnings available for repatriation, the treaty benefits applicable to jurisdictions in which those earnings are located, and the now favorable U.S. tax treatment of repatriated foreign earnings, the amount of deferred tax liability recorded related to the potential repatriation is approximately $0.1 million. This estimated liability is for U.S. State income taxes and foreign withholding taxes that would apply if the foreign earnings were actually repatriated in the form of a dividend.
As of September 27, 2019, the Company has net operating loss carryforwards of approximately $24.3 million with $4.4 million expiring between 2020 and 2030 and $19.9 million carried forward indefinitely.
The valuation allowance relates primarily to net operating losses in certain foreign jurisdictions where, based on the weight of available evidence, it is more likely than not that the tax benefit of the net operating losses will not be realized. The valuation allowance increased by $14.8 million during fiscal year 2019 and decreased by $0.3 million during fiscal year 2018. The increase during the current year was primarily related to the acquisition of Direct Conversion that included deferred tax assets subject to a valuation allowance as of acquisition. Changes in the Company's valuation allowance for deferred tax assets were as follows:

	Fiscal Years
(In millions)	2019	2018	2017
Valuation allowance balance–beginning of fiscal year	$4.0	$4.3	$2.5
Increases resulting from business combinations	12.0	—	—
Other increases	2.8	2.2	2.5
Other decreases	—	(2.5)	(0.7)
Valuation allowance balance—end of fiscal year	$18.8	$4.0	$4.3

During fiscal year 2019, the Company paid U.S and foreign taxes of approximately $8.2 million. In fiscal year 2018, the Company paid U.S. and foreign taxes of approximately $13.8 million.
The Company accounts for uncertainty in income taxes following a two-step approach for recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates that it is more likely than not that, based on the technical merits, the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.
Changes in the Company’s unrecognized tax benefits were as follows:

	Fiscal Years
(In millions)	2019	2018
Unrecognized tax benefits balance–beginning of fiscal year	$0.6	$0.5
Subtractions based on tax positions related to a prior year	(0.2)	—
Additions based on tax positions related to the current year	0.2	0.1
Unrecognized tax benefits balance—end of fiscal year	$0.6	$0.6

As of September 27, 2019 and September 28, 2018, the total amount of gross unrecognized tax benefits was $0.6 million and $0.6 million, respectively, all of which would affect the effective tax rate if recognized.
The Company includes interest and penalties related to income taxes within taxes on earnings on the Combined Statements of Earnings. For the year ended September 27, 2019, $0.1 million interest and penalties have been included for this period. For the year ended September 28, 2018 any interest or penalties related to unrecognized tax benefits are minimal and have been included in the balance for that period.
The Company files U.S. Federal and state income tax returns and non-U.S. income tax returns in various jurisdictions. All of these returns are subject to examination by their respective taxing jurisdictions from the date of filing through each applicable statute of limitation period. The Company’s significant operations up to the date of separation have historically been included in Varian’s U.S. federal and state income tax returns and non-U.S. jurisdiction tax returns. Material liabilities arising related to the pre-spin operations would be the responsibility of Varian. Other periods for entities acquired are still open and subject to examination. Generally, periods prior to 2009 are no longer subject to examination.